UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     March 5, 2010

BENIHANA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26396	65-0538630
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8685 Northwest 53rd Terrace, Miami, Florida	33166
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:       (305) 593-0770

None

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 8, 2010, the Company issued a press release announcing that its motion for summary judgment in pending litigation before the U.S. District Court for the Southern District of New York, which had been brought by the former minority shareholders of the Company’s Haru operating segment, had been granted in all material respects. A copy of the press release is included with this Report as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated March 8, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BENIHANA INC.

Dated: March 8, 2010	By:	/s/ Richard C. Stockinger
Richard C. Stockinger
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	Press Release of Benihana Inc. dated March 8, 2010